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                                                                 Exhibit 10.1.37

                              NEOPROBE CORPORATION



March 12, 1999


The Aries Master Fund
The Aries Domestic Fund, L.P.
c/o Paramount Capital Asset Management, Inc.
Attn: Michael S. Weiss
787 Seventh Avenue, 48th Floor
New York NY 10019

RE: PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (THE "AGREEMENT") DATED AS OF FEBRUARY 16, 1999, AMONG NEOPROBE CORPORATION, A DELAWARE CORPORATION, THE ARIES MASTER FUND, A CAYMAN ISLAND EXEMPTED COMPANY, THE ARIES DOMESTIC FUND, L.P.

Dear Sirs:

     Section 7.6(b) of the Agreement currently requires Neoprobe, Inc. to set aside and hold in a segregated, escrow account $1,500,000 in cash from the proceeds of the sale of the Preferred Shares until the later of the receipt of the Required Shareholder Approvals and the declaration of the effectiveness of the Shelf Registration Statement. As we have discussed, you have agreed to immediately release $500,000 of this amount and reduce the amount subject to
Section 7.6(b) of the Agreement to $1,000,000 even though the Required Shareholder Approvals have not been received and the Shelf Registration Statement has not been declared effective.

     Capitalized terms not defined in this letter have the meanings assigned to them in the Agreement.

     If the foregoing correctly reflects our agreement, please evidence your acceptance of this agreement by signing and returning to me a copy of this letter.

                                         Very truly yours,

                                         /s/ David C. Bupp

                                         David C. Bupp
                                         President
                                         Chief Executive Officer

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The Aries Master Fund
The Aries Domestic Fund, L.P.
c/o Paramount Capital Asset Management, Inc.
Attn: Michael S. Weiss
March 12, 1999
Page Two


          AGREED TO AND ACCEPTED AS OF THE DATE SET FORTH ABOVE.

          THE ARIES MASTER FUND, A CAYMAN ISLAND EXEMPTED COMPANY


          By: /s/ Lindsay A. Rosenwald
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          Name:
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          Title:
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          THE ARIES DOMESTIC FUND, L.P.


          By: /s/ Lindsay A. Rosenwald
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          Name:
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          Title:
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          cc:  Ira Kotel, Esq.
               Roberts, Sheridan & Kotel

               Robert S. Schwartz, Esq.
               Benesch, Friedlander, Coplan & Aronoff, LLP